SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       December 31, 2007
CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90-92 Main Street, Wellsboro, PA	16901

(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code       (570) 724-3411
N/A

(Former name or former address, if changed since last report)

ITEM 2.02.	Results of Operations and Financial Condition
Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the three-month and annual periods ended December 31, 2007. On January 15, 2008, Citizens & Northern Corporation issued a press release titled “C&N Announces Fourth Quarter 2007 Unaudited Financial Results,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation’s “Quarterly Report,” a report that includes unaudited financial information, will be mailed to shareholders on or about January 22, 2008. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated January 15, 2008, titled “C&N Announces Fourth Quarter 2007 Unaudited Financial Results.”
Exhibit 99.2: Quarterly Report, which includes unaudited financial information.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION
Date: 1/15/08	By:	/s/ Craig G. Litchfield
Chairman, President and Chief Executive Officer